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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
 August 14, 2002
(Date of earliest event reported)

Commission File number 333-84334

RFS PARTNERSHIP, L.P.
(exact name of registrant as specified in its charter)

Tennessee (State or other incorporation)	62-1541639 (I.R.S. Employer Identification Number)

850 Ridge Lake Boulevard, Suite 300,
Memphis, TN 38120
(901) 767-7005
(Address of principal executive offices
including zip code and telephone number)

Item 9. Regulation FD Disclosure

        On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Robert M. Solmson, the registrant's chief executive officer, and Kevin M. Luebbers, the registrant's chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 14, 2002	RFS HOTEL INVESTORS, INC.

	By:	/s/ DENNIS M. CRAVEN Dennis M. Craven
	Its:	Vice President & Chief Accounting Officer

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Item 9. Regulation FD Disclosure
SIGNATURE